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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  April 23, 2001
                                                        -----------------


                               AURORA FOODS INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    333-50681                94-3303521
          --------                    ---------                ----------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)


1000 St. Louis Union Station, St. Louis, MO                      63103
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  (Address of Principal Executive Offices)                     (Zip Code)



      Registrant's Telephone Number, including Area Code:  (314) 241-0303
                                                           --------------


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                           This is Page 1 of 4 Pages.
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ITEM 5.   OTHER EVENTS

On April 23, 2001, Aurora Foods Inc. issued a press release with respect to results for the first quarter ended March 31, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
          --------

          99.1 Press Release dated April 23, 2001.

                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AURORA FOODS INC.


                                       By:  /s/ Christopher T. Sortwell
                                           -----------------------------
                                           Name:  Christopher T. Sortwell
                                           Title:  Chief Financial Officer


Date: April 23, 2001

                                       3
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                                 EXHIBIT INDEX

  Exhibit No.               Description of Exhibits
  -----------               -----------------------

     99.1                Press Release dated April 23, 2001.